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                                                                   EXHIBIT 10.64
                                 AMENDMENT TO
            THE AMENDED AND RESTATED MATTEL 1996 STOCK OPTION PLAN

     Pursuant to authority granted by the Board of Directors of Mattel, Inc. (the "Company") in resolutions adopted on May 15, 2000, the Amended and Restated Mattel 1996 Stock Option Plan (the "Plan") is hereby amended, effective as of May 15, 2000, as set forth below.

1. Section 3 of the Plan is hereby amended by adding a new Paragraph (f), reading in its entirety as follows:

          (f) Notwithstanding the foregoing and Section 5(a), the Board shall have the authority to grant to Robert A. Eckert an Option to acquire 3,000,000 shares as an inducement to enter into an employment agreement with the Company as the Chief Executive Officer.

                         *             *             *

     IN WITNESS WHEREOF, the Company has caused this Amendment to the Plan to be executed, effective as set forth above.

                                            MATTEL, INC.


                                            By: /s/ Alan Kaye
                                               --------------------------------
                                               Name:  Alan Kaye
                                               Title: Senior Vice President HR
                                               Date:  March 4, 2002